SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES AND EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported):  October 31, 1995

                                QMS, INC.

         (Exact name of registrant as specified in its charter)





     DELAWARE                         1-9348                   63-0737870

(State or other jurisdiction        (Commission             (I.R.S.  Employer
       of incorporation)            File Number)         Identification Number)


    ONE MAGNUM PASS, MOBILE, AL                            36618

(Address of principal executive offices)                 (Zip Code)


                                 (334) 633-4300

               (Registrant's telephone number, including area code)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B)  Pro Forma Financial Information.

This amended Form 8-K for QMS, Inc. presents pro forma financial information consisting of a pro forma consolidated balance sheet (unaudited) as of September 29, 1995 and a pro forma consolidated statement of operations (unaudited) for the fiscal year ended September 29, 1995. These pro forma financial statements reflect the disposition of the Company's operational assets in Europe and Japan.


The disposition of the European assets was completed on October 16, 1995 through the sale of all of the common shares of QMS Europe BV and QMS Australia Pty Ltd. This transaction was previously reported on the original Form 8-K filed on October 31, 1995. The disposition of the Japanese assets was completed on December 8, 1995 through the sale of substantially all of the assets of the Company's wholly owned subsidiary QMS Japan KK to a new company also known as QMS Japan KK. As part of this transaction, the new QMS Japan KK assumed most of the liabilities of the former QMS Japan KK. This transaction was reported in the Company's fiscal 1995 Form 10-K filed on December 21, 1995 and the transaction documents were filed as exhibit 10(s) thereto.

The pro forma financial information below is presented for the fiscal year ended September 29, 1995 and shows how the above two transactions would have affected the results of operations for this period and the balance sheet as of September 29, 1995.

Net sales would have decreased by $70.5 million and gross profit by $21.5 million. These decreases are offset by reductions in operating expenses of $28.1 million and an increase in other income of $1.2 million resulting in an improvement in net income (loss) of $7.8 million for fiscal 1995.

Total assets would have decreased by $25 million which represents the assets which were sold or liquidated and utilization of the cash proceeds from the transactions as well as the cash resulting from the additional pro forma net income (loss) to reduce long-term debt and accounts payable.

QMS, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations (Unaudited)
For the fiscal year ended September 29, 1995

Amounts in thousands except per share amounts
                                                                                   Pro Forma           Restated
                              QMS, Inc.            Europe            Japan        Adjustments          QMS, Inc.
                              ---------            ------            -----        -----------          ---------

Net sales                     $  259,740         $  88,393         $  30,878      $  48,746  (1)       $  189,215

Cost of sales                    210,032            61,956            22,677         35,617               161,016
                              ----------       -----------         ---------      ---------            ----------



Gross profit                      49,708            26,437             8,201         13,129                28,199

Operating expenses                94,574            19,186             6,238         (2,700) (2)           66,450
                             -----------       -----------        ----------      ---------           -----------



Operating income                 (44,866)            7,251             1,963         15,829               (38,251)

Other income (expense)
  Interest expense                (4,113)             (188)              (28)           377  (3)           (3,520)
  Other income (expense)           4,693              (102)             (488)             0                 5,283
                             -----------       -----------       -----------      ---------           -----------

     Total                           580              (290)             (516)           377                 1,763
                             -----------       -----------       -----------      ---------           -----------


Net income (loss)            $   (44,286)      $     6,961       $     1,447      $  16,206           $   (36,488)
                             ===========       ===========       ===========      =========           ===========

Earnings (loss) per share
 Primary and fully diluted   $     (4.15)                                                             $     (3.42)

Average shares outstanding        10,677                                                                   10,677

(1)  Includes revenues on product shipments at cost plus commission income on third party sales from Europe and Japan
(2)  Represents reduction of domestic operating expenses directly related to these business dispositions
(3)  Reduction of interest expense based on use of cash proceeds to reduce long-term debt




QMS, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet (Unaudited)
As of September 29, 1995

Amounts in thousands
                                                      (1)               (2)             (4)
                                                      (2)               (3)          Pro Forma       Restated
                                 QMS, Inc.           Europe            Japan        Adjustments      QMS, Inc.
                                 ---------           ------            -----        -----------      ---------

ASSETS
------

Current Assets
  Cash and cash equivalents  $     7,431       $        392          $     965      $       0    $       6,074
  Trade receivables, net          37,721             11,385              2,737            935           24,534
  Notes receivable                     0                  0                  0          4,833            4,833
  Inventories, net                47,482              7,827              3,698              0           35,957
  Other, net                       7,066              1,928                328              0            4,810
                             -----------        -----------        -----------      ---------      -----------
     Total current assets         99,700             21,532              7,728          5,768           76,208

Property, plant and
       equipment, net             26,721              1,731              1,395              0           23,595
Notes receivable                       0                  0                  0          2,667            2,667
Other assets, net                  9,117             (3,128)                90         (4,046)           8,109
                             -----------        -----------        -----------      ---------      -----------

     Total assets            $   135,538      $      20,135          $   9,213      $   4,389    $     110,579
                             ===========        ===========        ===========      =========      ===========

LIABILITIES AND STOCK-
      HOLDERS' EQUITY
---------------------

Current liabilities
  Payables and accrued
     expenses                $    51,435       $     14,803          $   6,700      $   7,757    $      37,689
  Short-term bank loans            7,764              5,307              2,457              0                0
  Current maturities of
     long-term debt                4,990                  0                 31              0            4,959
                             -----------        -----------        -----------      ---------      -----------

         Total current
            liabilities           64,189             20,110              9,188          7,757           42,648

Long-term debt                    24,511                  0                  0        (11,166)          13,345
Capital lease obligations          1,119                  0                145              0              974
Deferred income taxes              1,162                  0                110              0            1,052
Other liabilities                  1,344                  0                  0              0            1,344

Stockholders' equity              43,213                 25               (230)         7,798           51,216
                             -----------        -----------        -----------      ---------      -----------

    Total liabilities and
     stockholders' equity    $   135,538      $      20,135       $      9,213      $   4,389     $    110,579
                             ===========        ===========        ===========      =========      ===========

(1)  Europe includes QMS Europe BV and QMS Australia Pty Ltd.
(2)  Amounts for Europe and Japan are net of intercompany and consolidation adjustments
(3)  Amounts for Japan exclude assets retained by QMS, Inc.
(4)  Pro forma adjustments include use of cash proceeds to reduce long-term debt and use of additional pro forma income to reduce accounts payable and long-term debt.



                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        QMS, Inc.
                                        By:       /s/ Philip R. Cahoon
                                                  --------------------

                                        Name:   Philip R. Cahoon
                                        Title:  Vice President, Corporate
                                                Controller, and Assistant
                                                Secretary

                                        Date:   January 11, 1996